                                                                   EXHIBIT 10.13

MIM Holdings, LLC
25 North Road
Peace Dale, RI  02883

- --------------------------------------------------------------------------------


                                                                 August 31, 1995


Mr. Richard Krupski
President
Pro-Mark Holdings, Inc.
33 North Road
Peace Dale, RI  02883

Dear Rich:

The purpose of this letter is to outline the terms of the MIM Holdings, LLC/Pro-Mark Holdings, Inc. management agreement. The fundamental terms and conditions are as follows:

                                                       Annual
Management Service:                                     Fee
- -------------------                                     ---

  1 Maintain Existing Business Relationships          $300,000
    -  RxCare Board meetings, consulting, on-site
       visits, regular communications
    -  Ad-Hoc legal, regulatory, and political
       issues (FTC, Gov't Agencies, etc.)
    -  Others as may be requested and agreed upon
       from time to time

  2 Corporate Financial Services
    -  Initiate, negotiate, and close strategic       $200,000
       initiatives:  Suppliers, Other PBMs, etc.
    -  Investigate negotiate, and implement           $200,000
       strategies to maximize shareholder return

  3 New Business Development                          $200,000
    -  Use best efforts to initiate business
       relationships between Pro-Mark and pharmacy
       networks, physician networks, and other
       healthcare organizations that complement Pro-
       Mark's business
                                                      --------
Total Pro-Mark Management Contract                    $900,000
                                                      ========

Payment for these services is due to MIM on the 1st of each month.

Mr. Richard Krupski
August 31, 1995
Page 2

This letter will serve to document our understanding pending development of a formal contract, and take effect as of September 1, 1995. Please indicate your agreement with these terms and conditions by signing both copies and returning one to me.


MIM Holdings, LLC                         Pro-Mark Holdings, Inc.


/s/ Todd R. Palmieri                      /s/ Richard Krupski
- --------------------                      -----------------------
Todd R. Palmieri                          Richard Krupski
Managing Director                         President